                                                                                        Exhibit 23(c)(i)

                                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                            ---------------------------------------
                                         Class A Share Certificate (8-1/2" x 12-5/8")
                                         --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within
         --------------------
                           7-1/4" x 11-1/4" decorative border)

                                    (upper left)     box with heading: NUMBER

                                    (upper right)    box with heading: CLASS A SHARES;
                                    (centered
                                    below boxes)     Oppenheimer Global Growth & Income Fund
                                                     A MASSACHUSETTS BUSINESS TRUST

         (at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                                                           CERTAIN DEFINITIONS

                                                                       box with number
                                                                       CUSIP 683943104
         (at left)             is the owner of

         (centered)        FULLY PAID CLASS A SHARES OF
                                    BENEFICIAL INTEREST OF

                                    OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                    ---------------------------------------

                           (hereinafter  called  the  "Fund"),  transferable  only on the  books of the Fund by the holder  hereof  in  person  or by  duly  authorized  attorney,  upon  surrender  of this certificate  properly  endorsed.  This certificate and the shares represented hereby are issued and shall be held subject to all of the  provisions of the  Declaration  of Trust of the Fund to all of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS  the  facsimile  seal of the Fund  and the  signatures  of its  duly  authorized officers.

(at left of seal)                                             (at right of seal)                  (signature)
(signature)

/s/ Brian W. Wixted                                                    /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                                       SECRETARY

                                                     (centered at bottom)
                                                1-1/2" diameter facsimile seal
                                                         with legend
                                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                                             SEAL
                                                             1990
                                                 COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMER SHAREHOLDER SERVICES
                                                              (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                              Denver (CO) Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

(at lower left corner, outside
ornamental border)
000-000000 (certificate number)

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
         rights of survivorship and not
         as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)

UNDER UGMA/GMA ________________
                    State

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

For Value Received ................... hereby sell(s), assign(s) and transfer(s) unto

_______________________________________________________________________(Please  print or type name and  address  of assignee)

------------------------------------------------------

________________________________________________  Class A Shares of beneficial  interest  represented by the within
Certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     Guaranteed        Name of Guarantor

                                                     By: _____________________________
                                                              Signature of Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must vertically to right
correspond with the name(s) as written upon the of above paragraph)             face of the  certificate  in  every
particular                                           without alteration or enlargement or any change
whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current signature (s)
prospectus of the Fund.

-----------------------------------------------------------------------
                                           THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                            Exhibit 23 (c)(ii)

                                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                                A MASSACHUSETTS BUSINESS TRUST
                                           Class B Share Certificate (8-1/2" x 11")
                                           ----------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner, box with heading: NUMBER [of shares]

                           (upper right corner)  share certificate no.

                           (upper right box with heading: CLASS B SHARES
                           below cert. no.)

                           (centered
                           below boxes)      OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                            ----------------------------------------

         (at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                                           CERTAIN DEFINITIONS

                                                                                (box with number)
                                                                                CUSIP 683943302

         (at left)         is the owner of

         (centered)        FULLY PAID CLASS B SHARES OF BENEFICIAL INTEREST OF

                           OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                           ---------------------------------------
                           (hereinafter  called the "Fund"),  transferable  only on the books of the Fund by the holder hereof in person or by duly authorized  attorney,  upon surrender of this certificate  properly  endorsed.
                           This certificate and the shares  represented  hereby are issued and shall be held subject to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(signature                          (signature
at left of seal)                    at right of seal)

/s/ Brian W. Wixted                         /s/ Robert G. Zack
----------------------              ------------------------
TREASURER                                            SECRETARY

                                                     (centered at bottom)
                                                1-1/2" diameter facsimile seal
                                                         with legend
                                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                                             SEAL
                                                             1990
                                                 COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMER SHAREHOLDER SERVICES
                                                              (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                              Denver (CO) Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)

                                                     UNDER UGMA/UTMA   ___________________
                                                                                                 (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________________________________(Please   print  or  type   name  and
address of assignee)

-----------------------------------------------------------------------

________________________________________________Class  B Shares of beneficial  interest  [capital  stock]  represented  by the within  Certificate,  and do hereby irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                              -----------------------------------
                                                              (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed                 Name of Guarantor
                                                     by:               _____________________________
                                                                                Signature of
                                                                                Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must vertically to right           correspond
with the  name(s) as written  upon the of above  paragraph)  _________________  face of the  certificate  in every  particular
_______________________________________   without  alteration  or  enlargement  or  any  change  _____________________________
whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark
OppenheimerFunds
when viewed at an angle.  It is invalid without this "four hands"
logotype watermark:

------------------------------------------------------------------------
     THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                        Exhibit 23(c)(iii)

                                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                            ---------------------------------------
                                         Class C Share Certificate (8-1/2" x 12-5/8")
                                         --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within
         --------------------
                           7-1/4" x 11-1/4" decorative border)

                                    (upper left)     box with heading: NUMBER

                                    (upper right)    box with heading: CLASS C SHARES;
                                    (centered
                                    below boxes)     Oppenheimer Global Growth & Income Fund
                                                     A MASSACHUSETTS BUSINESS TRUST

         (at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR
                                                                                           CERTAIN DEFINITIONS

                                                                       box with number
                                                                                        CUSIP 683943203
         (at left)             is the owner of

         (centered)        FULLY PAID CLASS C SHARES OF
                                    BENEFICIAL INTEREST OF

                                    OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                    ---------------------------------------
                           (hereinafter  called the "Fund"),  transferable  only on the books of the Fund by the holder hereof in person or by duly authorized  attorney,  upon surrender of this certificate  properly  endorsed.
                           This certificate and the shares  represented  hereby are issued and shall be held subject to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left                                                      (at right
of seal)                                                       of seal)
(signature)                                                   (signature)

/s/ Brian W. Wixted                                           /s/ Robert G. Zack
-----------------------                              -------------------
TREASURER                                                              SECRETARY

                                                     (centered at bottom)
                                                1-1/2" diameter facsimile seal
                                                         with legend
                                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                                             SEAL
                                                             1990
                                                 COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMER SHAREHOLDER SERVICES
                                                              (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                                                              Denver (CO) Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

(at lower left corner, outside
ornamental border)
000-000000 (certificate number)

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
         rights of survivorship and not
         as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)

UNDER UGMA/GMA ________________
                    State

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

For Value Received ................... hereby sell(s), assign(s) and transfer(s) unto

_______________________________________________________________________(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________   Class  C  Shares  of  beneficial   interest   represented   by  the  within
Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     Guaranteed        Name of Guarantor

                                                     By: _____________________________
                                                              Signature of Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must vertically to right           correspond
with the name(s) as written upon the of above paragraph)               face of the certificate in every particular
without alteration or enlargement or any change                                         whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current signature (s)
prospectus of the Fund.

-----------------------------------------------------------------------
                                           THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                            Exhibit 23 (c)(iv)

                                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                                A MASSACHUSETTS BUSINESS TRUST
                                           Class N Share Certificate (8-1/2" x 11")
                                           ----------------------------------------

I.       FACE OF CERTIFICATE (All text and other matter lies within
         -------------------
                           8-1/4" x 10-3/4" decorative border, 5/16" wide)

                           (upper left corner, box with heading: NUMBER [of shares]

                           (upper right corner)  share certificate no.

                           (upper right box with heading: CLASS N SHARES
                           below cert. no.)

                           (centered
                           below boxes)
                                           OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                           ---------------------------------------

         (at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                        CERTAIN DEFINITIONS
                                                                       (box with number)
                                                                       CUSIP 683943500

         (at left)         is the owner of

         (centered)        FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST OF

                           OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                           ---------------------------------------
                           (hereinafter  called the "Fund"),  transferable  only on the books of the Fund by the holder hereof in person or by duly authorized  attorney,  upon surrender of this certificate  properly  endorsed.
                           This certificate and the shares  represented  hereby are issued and shall be held subject to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

                  WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(signature                                                                              (signature
at left of seal)                                                                        at right of seal)

/s/ Brian W. Wixted                                                                     /s/ Robert G. Zack
---------------------                                                                   ------------------------
TREASURER                                                                               SECRETARY

                                                     (centered at bottom)
                                                1-1/2" diameter facsimile seal
                                                         with legend
                                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                                             SEAL
                                                             1990
                                                 COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMER SHAREHOLDER SERVICES
                                                              (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                              Denver (CO) Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
                                    rights of survivorship and not
                                    as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)

                                                     UNDER UGMA/UTMA   ___________________
                                                                                                 (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s), and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________________________________(Please   print  or  type   name  and
address of assignee)

-----------------------------------------------------------------------

________________________________________________Class  N Shares of beneficial  interest  [capital  stock]  represented  by the within  Certificate,  and do hereby irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                              -----------------------------------
                                                              (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed                 Name of Guarantor
                                                     by:               _____________________________
                                                                                Signature of
                                                                                Officer/Title

(text printed                       NOTICE: The signature(s) to this assignment must vertically to right           correspond
with the  name(s) as written  upon the of above  paragraph)  _________________  face of the  certificate  in every  particular
_______________________________________   without  alteration  or  enlargement  or  any  change  _____________________________
whatever.

(text printed in           Signatures must be guaranteed by a financial
box to left of                      institution of the type described in the current
signature(s))                       prospectus of the Fund.

PLEASE NOTE: This document contains a watermark
OppenheimerFunds
when viewed at an angle.  It is invalid without this "four hands"
logotype watermark:

------------------------------------------------------------------------
     THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                              Exhibit 23(c)(v)

                                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                            ---------------------------------------
                                         Class Y Share Certificate (8-1/2" x 12-5/8")
                                         --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within
         --------------------
                           7-1/4" x 11-1/4" decorative border)

                                    (upper left)     box with heading: NUMBER

                                    (upper right)    box with heading: CLASS Y SHARES;
                                    (centered
                                    below boxes)     Oppenheimer Global Growth & Income Fund
                                                     A MASSACHUSETTS BUSINESS TRUST

(at left)         THIS IS TO CERTIFY THAT   (at right) SEE REVERSE FOR                                       CERTAIN
DEFINITIONS

                                                                       box with number
                                                                       CUSIP 683943401
         (at left)             is the owner of

         (centered)        FULLY PAID CLASS Y SHARES OF
                                    BENEFICIAL INTEREST OF

                                    OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                    ---------------------------------------
                           (hereinafter  called the "Fund"),  transferable  only on the books of the Fund by the holder hereof in person or by duly authorized  attorney,  upon surrender of this certificate  properly  endorsed.
                           This certificate and the shares  represented  hereby are issued and shall be held subject to all of the  provisions  of the  Declaration  of Trust of the Fund to all of which the holder by acceptance hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.
(at left                                                                        (at right
of seal)                                                                        of seal)
(signature)                                                                     (signature)

/s/ Brian W. Wixted                                                    /s/ Robert G. Zack
-----------------------                                       -------------------
TREASURER                                                              SECRETARY

                                                     (centered at bottom)
                                                1-1/2" diameter facsimile seal
                                                         with legend
                                            OPPENHEIMER GLOBAL GROWTH & INCOME FUND
                                                             SEAL
                                                             1990
                                                 COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                              OPPENHEIMER SHAREHOLDER SERVICES
                                                              (A DIVISION OF OPPENHEIMERFUNDS, INC.)
                                                              Denver (CO) Transfer Agent

                                                              By ____________________________
                                                                       Authorized Signature

(at lower left corner, outside
ornamental border)
000-000000 (certificate number)

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
         rights of survivorship and not
         as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)

UNDER UGMA/GMA ________________
                    State

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

For Value Received ................... hereby sell(s), assign(s) and transfer(s) unto

_______________________________________________________________________(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________   Class  Y  Shares  of  beneficial   interest   represented   by  the  within
Certificate,  and do hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     Guaranteed        Name of Guarantor

                                                     By: _____________________________
                                                              Signature of Officer/Title

(text printed vertically                      NOTICE: The signature(s) to this assignment
to right of above paragraph)                  Must correspond with the name(s) as written
                                              upon the face of the  certificate  in every  particular  any change without alteration or enlargement or whatever.
(text printed in box to left                  Signatures must be guaranteed by a financial  institution of
of signature (s).                             the type described in the current prospectus of the Fund.

PLEASE  NOTE:  This  document  contains a          OppenheimerFunds "four hand" logotype.
watermark  when  viewed at an  angle.  It
is invalid without this watermark:

-----------------------------------------------------------------------
                                           THIS SPACE MUST NOT BE COVERED IN ANY WAY